UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2025

RANGE IMPACT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, Suite 400
Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 304-6556

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	RNGE	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2025, Range Sky View Land LLC (“Range Sky”), a wholly-owned subsidiary of Range Impact, Inc. (the “Company”), entered into a Purchase and Sale Agreement (“Winoc Purchase Agreement”) with WV Reclaim Co, LLC (“Reclaim”) pursuant to which Range Sky agreed to purchase and assume: (i) to the extent transferrable and subject to all required governmental approvals, two (2) permits associated with the Fola Mine Complex located in Clay and Nicholas Counties, West Virginia, one of the largest mining complexes in Appalachia (the “Fola Mine Complex”), and (ii) one coal royalty agreement associated with the Fola Mine Complex and the accounts receivable owed to Reclaim under such coal royalty agreement ((i) and (ii) collectively, the “Purchased Assets”) in exchange for assuming reclamation obligations related to the Purchased Assets (“Purchase Consideration”) estimated to be approximately $10,399,478. The Winoc Purchase Agreement contains terms, conditions, covenants, indemnification provisions, and representations and warranties from each of the respective parties that are customary and typical for a transaction of this nature.

On July 1, 2025, Range Sky and AppleAtcha Land LLC (“AppleAtcha”) entered into an Assignment and Assumption Agreement (“Assignment”) pursuant to which AppleAtcha assigned to Range Sky a Coal Mining Lease entered into by AppleAtcha, as lessor, and Contura CAPP Land, LLC, as lessee (the “Contura Coal Lease”), pursuant to the Purchase and Sale Agreement, dated as of March 31, 2025, by and among Reclaim, Range Sky and AppleAtcha. AppleAtcha is a wholly-owned subsidiary of Fola Landholding, LLC (“Fola Holding”). Tower IV, LLC, an investment entity owned by the immediate family of Joseph E. LoConti, the Company’s largest shareholder (“LoConti”) owns 80% of Fola Holding. LoConti is a manager of Fola Holding and AppleAtcha. Devica Capital, LLC (“Devica”) owns the remaining 20% of Fola Holding. Michael Cavanaugh, the Company’s Chief Executive Officer and member of the Company’s board of directors and a manager of Fola Holding and AppleAtcha, owns 100% of Devica. LoConti also owns approximately 7% of the outstanding stock of Continental Heritage Holding Company (“CHHC”) which owns 80% of Continental Heritage Insurance Company, a specialty insurance company that issued the reclamation bonds being assumed by the Company in connection with the transactions reflected by the Winoc Purchase Agreement. Edward Feighan, the Company’s Chairman of the Board, is a member of the board of directors of CHHC and owns approximately 7% of the outstanding stock of CHHC.

The foregoing descriptions of the Winoc Purchase Agreement and Assignment do not purport to be complete and are qualified in their entirety by reference to the full text of the Winoc Purchase Agreement and Assignment attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.01 in its entirety.

On June 30, 2025, pursuant to the Winoc Purchase Agreement, Range Sky, a wholly-owned subsidiary of the Company, acquired the Purchased Assets. On July 1, 2025, pursuant to the Assignment, Range Sky was assigned the Contura Coal Lease.

Item 8.01 Other Events.

Press Release

On July 2, 2025, the Company issued a press release related to the acquisition reflected by the Winoc Purchase Agreement and the assignment of the Contura Coal Lease.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01 (including Exhibit 99.1) is furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Portions of this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different due to a number of factors. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about significant risks that may impact the Company is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov. The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is a list of the Exhibits filed with this report:

Exhibit No.	Description
10.1	Purchase and Sale Agreement by and between WV Reclaim Co, LLC and Range Sky View Land LLC, effective as of June 30, 2025

10.2	Assignment and Assumption Agreement by and between AppleAtcha Land LLC and Range Sky View Land LLC, effective as of July 1, 2025

99.1	Press Release dated July 2, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE IMPACT, INC.

Dated: July 3, 2025	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase and Sale Agreement by and between WV Reclaim Co, LLC and Range Sky View Land, LLC, effective as of June 30, 2025

10.2	Assignment and Assumption Agreement by and between AppleAtcha Land LLC and Range Sky View Land LLC, effective as of July 1, 2025

99.1	Press Release dated July 2, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)